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                                                                    EXHIBIT 23.2



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 31, 1999 included in AHT Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement on Form S-8.


                                             /s/ Arthur Andersen LLP
                                             -----------------------
                                             ARTHUR ANDERSEN LLP



New York, New York
July 23, 1999